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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 12, 2000

                          BRANTLEY CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


                 Maryland                    814-00127           34-1838462
       (State or other jurisdiction         (Commission         (IRS Employer
            of incorporation)               File Number)     Identification No.)

   20600 Chagrin Boulevard, Suite 1150
             Cleveland, Ohio                                        44122
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (216) 283-4800


                                       N/A
          (Former name or former address, if changed since last report)



ITEM 4.              CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)        Previous Independent Accountants.
           ---------------------------------

           On January 12, 2000, Brantley Capital Corporation (the "Company") dismissed Ernst & Young LLP ("E&Y") as its independent auditors. E&Y's reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors based upon a review of fee proposals for the upcoming fiscal year and the Company's Board of Directors.



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           During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of E&Y, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of such disagreements in connection with their reports.

           During the Company's two most recent fiscal years and any subsequent interim period preceding E&Y's dismissal:

         (1) E&Y did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist;

         (2) E&Y did not advise the Company that information had come to E&Y's attention that led them to no longer be able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management;

         (3) E&Y did not advise the Company of the need to expand significantly the scope of their audit, or that information had come to their attention during such period that, if further investigated, may (i) materially impact the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause E&Y to be unwilling to rely on management's representations or be associated with the Company's financial statements; and

         (4) E&Y did not advise the Company that information had come to their attention that they had concluded materially impacted the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

           The Company has provided E&Y with a copy of these disclosures and has asked E&Y to provide it with a letter addressed to the Securities and Exchange Commission stating whether E&Y agrees with the Company's statements and, if not, stating the respects in which E&Y does not agree. A copy of E&Y's letter is included as Exhibit 16.2 to this Form 8-K.

(b)        New Independent Accountants.
           ----------------------------

           The Company engaged Arthur Andersen LLP ("AA") to act as its independent auditors, effective January 12, 2000. During the Company's two most recent fiscal years and any subsequent interim period prior to engaging AA, the Company has not consulted AA regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and AA did not provide either a written report or oral advice to the Company that AA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined in Item 304 of Regulation S-K. However,




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AA has provided due diligence services in connection with proposed and/or consummated investment transactions by the Company and its affiliates.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  16.1 Letter from Ernst and Young LLP regarding cessation of client-auditor relationship, dated January 13, 2000 and addressed to Brantley Capital Corporation.

                  16.2 Letter from Ernst & Young LLP regarding change in certifying accountant, dated January 18, 2000 and addressed to the Securities and Exchange Commission, in compliance with Item 304 of Regulation S-K.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BRANTLEY CAPITAL CORPORATION


                                    By:   /s/  Robert P. Pinkas
                                          --------------------------------------
                                          Name:     Robert P. Pinkas
                                          Title:    Chief Executive Officer

                                    By:   /s/  Tab A. Keplinger
                                          --------------------------------------
                                          Name:     Tab A. Keplinger
                                          Title:    Chief Financial Officer

Date:  January 19, 2000




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                                  EXHIBIT INDEX
                                  -------------

16.1 Letter from Ernst and Young LLP regarding cessation of client-auditor relationship, dated January 13, 2000 and addressed to Brantley Capital Corporation.

16.2 Letter from Ernst & Young LLP regarding change in certifying accountant, dated January 18, 2000 and addressed to the Securities and Exchange Commission, in compliance with Item 304 of Regulation S-K.